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                                  Exhibit 10.12

                                 PROMISSORY NOTE

Principal Amount: $500,000                     Date of Note:   December 30, 2003

         FOR VALUE RECEIVED, the undersigned, SulphCo, Inc., a Nevada corporation ("Borrower"), promises to pay in lawful money of the United States of America to the order of Rudolf W. Gunnerman and Doris Gunnerman (collectively, "Lender"), at such place as Lender may designate in writing from time to time, the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), with a one time payment of interest payable in the form of Common Stock of SulphCo, Inc. as set forth below.

1. FUNDING. Notwithstanding that the principal amount of this Note is stated to be $500,000, the loan shall be funded in two tranches of $250,000 each. The first $250,000 tranche shall be funded on the date of this Note. The second $250,000 tranche shall be funded when requested by the Borrower.

2. INTEREST. Interest for the one year period commencing on the date of this Note to the Maturity Date shall be paid by the issuance to Lender or designee of Five Hundred Thousand (500,000) shares of the Common Stock of SulphCo, Inc. on or about January 5, 2004, and in no event later than January 15, 2004. As a condition to the issuance of the 500,000 shares of Common Stock of SulphCo, Inc., Borrower and Lender shall enter into the form of stock issuance agreement attached hereto.

3. PAYMENTS AND TERM. The entire indebtedness of funded principal, if not sooner paid, shall be due and payable in a single payment on December 30, 2004 (the "Maturity Date"). All payments on account of the indebtedness evidenced by this Note shall be first applied to any default interest and costs owed under this Note (if any) and then to principal.

4. PREPAYMENT. The principal indebtedness evidenced by this Note may be prepaid, in whole or in part, with or without interest, and without payment of a prepayment fee.

5. DEFAULT. The occurrence of any one or more of the following shall constitute an event of default under this Note:

         (i)      Failure to make any payment of principal or interest when due;
                  or
         (ii) The occurrence of any other event of default under this Note following ten (10) days written notice thereof to the Borrower.

            Time is of the essence. If an event of default occurs under this Note after the passage of applicable cure periods, (i) the entire principal balance hereof shall, at the option of Lender, without notice, bear interest at a rate equal to eighteen percent (18%) per annum (or the maximum rate permitted by applicable law if that is less) from the date of the event of default until such event of default is cured and (ii) the entire principal balance hereof and all accrued interest shall immediately become due and payable (or issuable in the case of stock) at the option of Lender, without notice. Lender's failure to exercise any option hereunder shall not constitute a waiver of the right to exercise the same for any subsequent event of default.

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6. COSTS AND ATTORNEYS' FEES. If an event of default occurs under this Note and
Lender consults an attorney regarding the enforcement of any of its rights under this Note, or if this Note is placed in the hands of an attorney for collection, or if suit be brought to enforce this Note, Borrower promises to pay all costs thereof, including attorneys' fees. Said costs and attorneys' fees shall include, without limitation, costs and attorneys' fees in any appeal or in a proceeding under any present or future federal bankruptcy act or state receivership.

7. SECURITY. This Note is unsecured.

8. WAIVER OF PRESENTMENT, ETC. Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest.

9. GOVERNING LAW. This Note shall be construed, enforced and otherwise governed by the laws of the State of Nevada.

Dated as of the 30th day of December, 2003.

SULPHCO, INC.



By: /s/ Rudolf W. Gunnerman
    --------------------------------
        Dr. Rudolf W. Gunnerman
        Chairman & CEO



By: /s/ Kirk S. Schumacher
    --------------------------------
        Kirk S. Schumacher
        President


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